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Jeremy Sachs
Senior Counsel
Law Department
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103-1106
Direct Dial:  (860) 466 - 1465
Facsimile:    (860) 466 - 1778


March 1, 2001


VIA EDGAR


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re: Variable Life Account B of Aetna Life Insurance and Annuity Company File Nos. 33-64277; 333-27337; 33-75248; 33-76004; 33-76018; 811-04536

Commissioners:

     As required by Rule 30d-2 under the Investment Company Act of 1940, as amended, (the "Act"), Variable Life Account B of Aetna Life Insurance and Annuity Company (the "Account"), a unit investment trust, registered under the Act, mailed to its contract owners a report containing financial statements and other applicable information required by Rule 30d-1 under the Act ("Annual Report") for each of the management investment companies (the "Underlying Funds") issuing securities held by the Account. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

     As of October 1, 1998, the policies within this Account are being administered by The Lincoln National Life Insurance Company.

     Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their annual reports with the Securities and Exchange Commission via EDGAR. The filings are incorporated herein by reference.

     Please do not hesitate to contact me at the telephone number indicated above with any questions.

Sincerely,

/s/ Jeremy Sachs

Jeremy Sachs